Exhibit. 99.2

AMERICAN REBEL BEVERAGE PRE-LAUNCH EFFORTS AND LAUNCH EVENT AT MAPS AIR MUSEUM WITH TRAMONTE DISTRIBUTING OF OHIO LEADS TO RECORD BREAKING INITIAL ACCOUNT ACQUISITION FOR AMERICAN REBEL LIGHT BEER

American Rebel Beer Shatters Initial Account Acquisition Market Goals

Nashville, TN, March 26, 2025 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), creator of American Rebel Beer ( americanrebelbeer.com ) and a designer, manufacturer, and marketer of branded safes, personal security and self-defense products and apparel ( americanrebel.com ), proudly reports a very successful launch event was held with its northeast Ohio distributor, Tramonte Distributing ( tramontedistributing.com ) at the MAPS Air Museum ( mapsairmuseum.org ) in North Canton, Ohio. Tramonte’s distribution territory covers a six-county region of northeast Ohio, including the city of Akron. This expansion marks a significant milestone as the company continues to grow its presence in the Midwest.

“We had an incredible time with the folks from Tramonte, their customers and all the veterans and fans that attended our northeast Ohio launch event at MAPS,” said American Rebel CEO Andy Ross. “We tied our launch event and performance in with a Hunting & Fishing Outdoors Show sponsored by the Rubber City Radio Group, a local radio station ownership cluster that includes WQMX, WONE, WAKR and WNWV. It was great to share an ice-cold Rebel Light with everyone that came out to the event and supported American Rebel. Tramonte is part of the Miller/Coors distribution network; and we want to thank them for all their efforts. In just a few weeks Tramonte has an 11% penetration rate into their market with American Rebel Light. We think that is amazing and we know we’re very fortunate to be working with some of the best distributors in the country.”

“The launch party of American Rebel Light at the MAPS Air Museum at the Akron Canton Airport was a huge success,” said Mike Tramonte, President, Tramonte Distributing. “The attendees loved the venue, the concert, the Hunting and Fishing Show, the time spent with Andy and Todd but most of all they really enjoyed sampling the American Rebel Light beer. The comments were overwhelmingly positive. Tramonte Distributing is proud to have American Rebel Light in its portfolio. You folks produce a great beer!”

The relationship with Tramonte Distributing puts American Rebel Beer in front of a wide audience in Ohio, bringing its Premium Light Lager to light beer drinkers looking for a beer that shares their core values. The Tramonte agreement completes a seamless distribution network, ensuring that American Rebel Beer is available in local bars, restaurants, and retail outlets.

“We are excited to partner with Tramonte Distributing to bring American Rebel Beer to Akron, OH, and the surrounding counties,” said Todd Porter, President of American Rebel Beverages. “This agreement represents our commitment to expanding our reach and sharing our passion for America’s Patriotic Beer with the amazing people of northeast Ohio.”

Tramonte Distributing Company was founded in 1940 in Akron by Giacomo Tramonte, and true to its roots, remains in the city of Akron where they are the only alcoholic beverage distributor. Tramonte family members remain active in the company and the company prides itself on being a solid corporate citizen, encouraging responsible consumption, sponsoring a Safe Ride program during key holiday periods and contributing to local and national charities.

To continue the launch effort, American Rebel Beer and Tramonte Distributing will host a series of events, including Rebel Light Kick-Off Parties featuring CEO Andy Ross and his band, beer tastings, and promotional giveaways. The festivities will continue through 2025, offering a perfect opportunity for the community to come together and enjoy America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.

Since its launch in September 2024, American Rebel Light Beer has rolled out in Tennessee, Connecticut, Kansas, Kentucky, Ohio, Iowa, Missouri and North Carolina and is adding new distributors and territories regularly. For more information about the launch events and the availability of American Rebel Beer, please visit americanrebelbeer.com or follow us on our social media platforms.

About American Rebel Light Beer

Produced in partnership with AlcSource, American Rebel Light Beer (americanrebelbeer.com) is a domestic premium light lager celebrated for its exceptional quality and patriotic values. It stands out as America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.

American Rebel Light is a Premium Domestic Light Lager Beer – All Natural, Crisp, Clean and Bold Taste with a Lighter Feel. With approximately 100 calories, 3.2 carbohydrates, and 4.3% alcoholic content per 12 oz serving, American Rebel Light Beer delivers a lighter option for those who love great beer but prefer a more balanced lifestyle. It’s all natural with no added supplements and importantly does not use corn, rice, or other sweeteners typically found in mass produced beers.

About Tramonte Distributing

Tramonte Distributing Company was founded in 1940 in Akron by Giacomo Tramonte, and true to its roots, remains in the city of Akron where they are the only alcoholic beverage distributor.

The business began with distribution rights for the Miller and Duquesne brands. Shortly thereafter they added Fort Pitt Beer, Cribari Wines and Weidemann Beer. Tramonte continued to acquire brands and in the late 1960’s acquired Molson brands through a highly unusual process. Jack S. Tramonte purchased the Molson inventory at a Summit County Sheriff’s sale and thus became a Molson Distributor.

In addition to its core business, Tramonte Distributing prides itself in being a solid corporate citizen. Joining its breweries, Tramonte is in the forefront of the effort to encourage responsible consumption, sponsoring a Safe Ride program during key holiday periods. Tramonte also offers certified TIPS training to retailers.

Tramonte family members currently active in the business include Michael A. Tramonte, President; Jack T. Tramonte, Vice President and Jack F. Tramonte, Secretary/Treasurer and Jack J. Tramonte. The fourth generation recently joined the business, Michael J. Tramonte, Rachael Tramonte and Anne Tramonte McKee. From its Akron headquarters, Tramonte’s 100 employees serve customers in Summit, Medina, Portage, Wayne, Ashland, And Stark counties. For more information go to tramontedistributing.com .

About MAPS Air Museum

MAPS Air Museum is an internationally known museum of aviation and serves as a center of aviation history for Northeast Ohio. The museum features exciting educational displays of its collection of acquired artifacts, interactive exhibits and historical archives in its own library. Whether you have an hour or a whole day, there’s something for you at MAPS. For more information go to mapsairmuseum.org ..

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (NASDAQ: AREB) has operated primarily as a designer, manufacturer and marketer of branded safes and personal security and self-defense products and has recently transitioned into the beverage industry through the introduction of American Rebel Beer. The Company also designs and produces branded apparel and accessories. To learn more, visit americanrebelbeer.com or americanrebel.com . For investor information, visit americanrebel.com/investor-relations.

American Rebel Holdings, Inc.
info@americanrebel.com

American Rebel Beverages, LLC
Todd Porter, President
tporter@americanrebelbeer.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc., (NASDAQ: AREB; AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include benefits of a launch party, actual launch timing and availability of American Rebel Beer, success and availability of the promotional activities, our ability to effectively execute our business plan, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:
tporter@americanrebelbeer.com
info@americanrebel.com